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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________


                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                August 8, 2001
                  ------------------------------------------
                    Date of Report (Date of earliest event
                                   reported)



                                SONOSITE, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        Washington                    0-23791                   91-1405022
 ----------------------------- ----------------------- ------------------------
 (State or Other Jurisdiction   (Commission File No.)          (IRS Employer
 of Incorporation)                                          Identification No.)

                21919 - 30th Drive S.E., Bothell, Washington 98021-3904
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  (Address of Principal Executive Offices)                           (Zip Code)

                                    (425) 951-1200
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                 (Registrant's Telephone Number, Including Area Code)

                                         None
 ------------------------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

       On August 8, 2001, SonoSite, Inc. announced that it had completed a private placement of $25 million of its common stock pursuant to the terms of a Share Purchase Agreement dated as of August 8, 2001. A copy of the Share Purchase Agreement and the press release relating to the announcement of the private placement are attached as Exhibit 10.1 and Exhibit 99.1, respectively, and are incorporated into this current report by reference.

Item 7.  Financial Statements and Exhibits

       (c)   Exhibits.

       10.1 Share Purchase Agreement dated as of August 8, 2001, among SonoSite, Inc., State of Wisconsin Investment Board, Pacific Asset Partners, LP and Summit Capital Partners, LP.

       99.1 SonoSite, Inc. press release dated August 8, 2001, announcing the private placement.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SONOSITE, INC.


Dated: August 8, 2001                By /s/  Michael J. Schuh
                                        --------------------------------------
                                        Michael J. Schuh, Vice President -
                                        Finance, Chief Financial Officer and
                                        Secretary

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                                 EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------

      10.1 Share Purchase Agreement dated as of August 8, 2001, among SonoSite, Inc., State of Wisconsin Investment Board, Pacific Asset Partners, LP and Summit Capital Partners, LP.

      99.1 SonoSite, Inc. press release dated August 8, 2001, announcing the private placement.